Exhibit 99.2 American Financial Group, Inc. Investor Supplement - First Quarter 2022 May 4, 2022 American Financial Group, Inc. Corporate Headquarters Great American Insurance Group Tower 301 E Fourth Street Cincinnati, OH 45202 513 579 6739

American Financial Group, Inc. Table of Contents - Investor Supplement - First Quarter 2022 Section Page Table of Contents - Investor Supplement - First Quarter 2022................................................................................................................................2 ... Financial Highlights..................................................................................................................................................................................................3 ... Summary of Earnings..............................................................................................................................................................................................4 ... Earnings Per Share Summary.................................................................................................................................................................................5 ... Property and Casualty Insurance Segment Property and Casualty Insurance - Summary Underwriting Results (GAAP)...........................................................................................................6 ... Specialty - Underwriting Results (GAAP).................................................................................................................................................................7 ... Property and Transportation - Underwriting Results (GAAP)..................................................................................................................................8 ... Specialty Casualty - Underwriting Results (GAAP)..................................................................................................................................................9 ... Specialty Financial - Underwriting Results (GAAP)................................................................................................................................................1 ..0 ... Other Specialty - Underwriting Results (GAAP)......................................................................................................................................................1 ..1 ... Annuity Segment Discontinued Annuity Operations............................................................................................................................................................................1 ..2 ... Consolidated Balance Sheet / Book Value / Debt Consolidated Balance Sheet...................................................................................................................................................................................1 ..3 ...................................................................... Book Value Per Share and Price / Book Summary.................................................................................................................................................1 ..4 ........................................................................................................ Capitalization...1 ..5 ............................................... Additional Supplemental Information......................................................................................................................................................................1 ...6 .................................................................................. Consolidated Investment Supplement Total Cash and Investments...................................................................................................................................................................................1 ..7 ........................................................................................................................ Net Investment Income From Continuing Operations.............................................................................................................................................1 ..8 .............................................................................................................................................................. Alternative Investments - Continuing Operations....................................................................................................................................................1 ..9 ....................................................................................................................................................... Fixed Maturities - By Security Type - AFG Consolidated........................................................................................................................................2 ..0 ................................................................................................................................................................... Appendix A. Fixed Maturities by Credit Rating & NAIC Designation by Type 3/31/2022.......................................................................................................2 ..1 .................................................................................................................................................................................................... B. Fixed Maturities by Credit Rating & NAIC Designation by Type 12/31/2021.....................................................................................................2 ..2 ...................................................................................................................................................................................................... C. Corporate Securities by Credit Rating & NAIC Designation by Industry 3/31/2022..........................................................................................2 ..3 ... D. Corporate Securities by Credit Rating & NAIC Designation by Industry 12/31/2021........................................................................................2 ..4 ... E. Asset-Backed Securities by Credit Rating & NAIC Designation by Collateral Type 3/31/2022.........................................................................2 ..5 ... F. Asset-Backed Securities by Credit Rating & NAIC Designation by Collateral Type 12/31/2021.......................................................................2 ..6 ... G. Real Estate-Related Investments 3/31/2022.....................................................................................................................................................2 ..7 ...................................................................................................................................................... H. Real Estate-Related Investments 12/31/2021...................................................................................................................................................2 ..8 ........................................................................................................................................................ Page 2

American Financial Group, Inc. Financial Highlights (in millions, except per share information) Three Months Ended Twelve Months Ended 3/31/22 12/31/21 9/30/21 6/30/21 3/31/21 12/31/21 12/30/20 Highlights Net earnings $ 290 $ 355 $ 219 $ 1,002 $ 4 19 $ 1,995 $ 732 Net earnings from continuing operations 290 355 219 240 2 67 1,081 325 Core net operating earnings 303 351 231 205 2 06 993 481 Total assets 28,702 28,931 29,942 28,780 74,197 28,931 73,710 Adjusted shareholders' equity (a) 4,948 4,876 5,062 5,396 5 ,695 4,876 5,493 Property and Casualty net written premiums 1,368 1,270 1,729 1,369 1 ,205 5,573 4,992 Per share data Diluted earnings per share $ 3.40 $ 4.18 $ 2.56 $ 11.70 $ 4 .84 $ 23.30 $ 8.20 Diluted earnings per share from continuing operations 3.40 4.18 2.56 2.81 3 .08 12.62 3.63 Core net operating earnings per share 3.56 4.12 2.71 2.39 2 .38 11.59 5.40 Adjusted book value per share (a) 58.14 57.42 59.70 63.70 6 6.89 57.42 63.61 Dividends per common share 2.5600 6.5600 6.5000 14.5000 0.5000 28.0600 3.8500 Financial ratios Annualized return on equity (b) 23.5% 28.5% 16.6% 72.0% 29.9% 37.5% 14.0% Annualized core operating return on equity (b) 24.6% 28.1% 17.6% 14.7% 14.7% 18.6% 9.2% Property and Casualty combined ratio - Specialty: Loss & LAE ratio 53.1% 56.5% 62.4% 57.2% 56.8% 58.4% 60.9% Underwriting expense ratio 30.9% 24.2% 26.6% 30.7% 31.7% 28.0% 30.4% Combined ratio - Specialty 84.0% 80.7% 89.0% 87.9% 88.5% 86.4% 91.3% (a) Excludes unrealized gains related to fixed maturity investments, a reconciliation to the GAAP measure is on page 14. (b) Excludes accumulated other comprehensive income. Page 3

American Financial Group, Inc. Summary of Earnings ($ in millions) Three Months Ended Twelve Months Ended 3/31/22 12/31/21 9/30/21 6/30/21 3/31/21 12/31/21 12/31/20 Property and Casualty Insurance Underwriting profit $ 207 $ 279 $ 168 $ 152 $ 134 $ 733 $ 406 Net investment income 223 196 165 143 1 59 663 404 Other expense (8) 10 (4) (7) (5) (6) (34) Property and Casualty Insurance operating earnings 422 485 329 288 2 88 1,390 776 Real estate entities and other acquired from Annuity - - - 22 2 8 50 19 Interest expense of parent holding companies (23) (23) (24) (23) (24) (94) (88) Other expense (21) (24) (21) (35) (34) (114) (98) Pretax core operating earnings 378 438 284 252 2 58 1,232 609 Income tax expense 75 87 53 47 5 2 239 128 Core net operating earnings 303 351 231 205 2 06 993 481 Non-core items, net of tax: Realized gains (losses) on securities (12) 4 (12) 34 6 1 87 (59) Special A&E charges: Property and Casualty Insurance run-off operations - - - - - - (37) Former Railroad and Manufacturing operations - - - - - - (17) Neon exited lines - - - 3 - 3 (39) Other non-core items (1) - - (2) - (2) (4) Net earnings from continuing operations $ 290 $ 355 $ 219 $ 240 $ 267 $ 1,081 $ 325 Discontinued Annuity operations - - - 762 1 52 914 407 Net earnings $ 290 $ 355 $ 219 $ 1,002 $ 419 $ 1,995 $ 732 Page 4

American Financial Group, Inc. Earnings Per Share Summary (in millions, except per share information) Three Months Ended Twelve Months Ended 3/31/22 12/31/21 9/30/21 6/30/21 3/31/21 12/31/21 12/31/20 Core net operating earnings $ 303 $ 351 $ 231 $ 205 $ 206 $ 9 93 $ 481 Net earnings from continuing operations $ 290 $ 355 $ 219 $ 240 $ 267 $ 1 ,081 $ 3 25 Net earnings $ 290 $ 355 $ 219 $ 1,002 $ 419 $ 1 ,995 $ 732 Average number of diluted shares - core 85.240 85.162 85.171 85.618 86.577 8 5.628 8 9.202 Average number of diluted shares - net 85.240 85.162 85.171 85.618 86.577 8 5.628 8 9.202 Diluted earnings per share: Core net operating earnings per share $ 3.56 $ 4.12 $ 2.71 $ 2.39 $ 2.38 $ 1 1.59 $ 5 .40 Realized gains (losses) on securities (0.14) 0.06 (0.15) 0.40 0.70 1.01 (0.67) Special A&E charges: Property and Casualty Insurance run-off operations - - - - - - (0.42) Former Railroad and Manufacturing operations - - - - - - (0.19) Neon exited lines - - - 0.04 - 0.04 (0.45) Other non-core items (0.02) - - (0.02) - (0.02) (0.04) Diluted earnings per share, continuing operations $ 3.40 $ 4.18 $ 2.56 $ 2.81 $ 3.08 $ 1 2.62 $ 3.63 Discontinued Annuity operations - - - 8.89 1.76 1 0.68 4.57 Diluted earnings per share $ 3.40 $ 4.18 $ 2.56 $ 11.70 $ 4.84 $ 2 3.30 $ 8 .20 Page 5

American Financial Group, Inc. Property and Casualty Insurance - Summary Underwriting Results (GAAP) ($ in millions) Three Months Ended Twelve Months Ended 3/31/22 12/31/21 9/30/21 6/30/21 3/31/21 12/31/21 12/31/20 Property and Transportation $ 6 2 $ 1 16 $ 4 5 $ 6 2 $ 56 $ 279 $ 181 Specialty Casualty 1 24 1 40 1 10 7 1 56 377 223 Specialty Financial 2 9 2 4 2 6 2 1 25 96 50 Other Specialty (7) 1 (12) (1) (3) (15) (28) Underwriting profit - Specialty 2 08 2 81 1 69 1 53 134 737 426 Other core charges, included in loss and LAE (1) (2) (1) (1) - (4) (20) Underwriting profit - Core 2 07 2 79 1 68 1 52 134 733 406 Special A&E charges, included in loss and LAE - - - - - - (47) Neon exited lines - - - - - - (135) Underwriting profit - Property and Casualty Insurance $ 2 07 $ 2 79 $ 1 68 $ 1 52 $ 134 $ 733 $ 224 Included in results above: Current accident year COVID-19 related losses $ - $ 2 $ 3 $ 2 $ 9 $ 16 $ 115 Current accident year catastrophe losses: Catastrophe reinstatement premium $ - $ - $ - $ 1 $ 11 $ 12 $ 2 Catastrophe loss 9 2 5 3 1 1 0 20 86 128 Total current accident year catastrophe losses $ 9 $ 2 5 $ 3 1 $ 1 1 $ 31 $ 98 $ 130 Prior year loss reserve development (favorable) / adverse $ (88) $ (71) $ (82) $ (67) $ (59) $ (279) $ (127) Combined ratio: Property and Transportation 85.8% 80.5% 93.5% 86.6% 85.6% 87.1% 90.4% Specialty Casualty 80.6% 78.0% 82.0% 87.9% 90.2% 84.3% 90.0% Specialty Financial 82.0% 85.5% 84.2% 86.4% 84.1% 85.1% 91.8% Other Specialty 112.9% 98.0% 122.5% 103.2% 104.6% 107.2% 116.1% Combined ratio - Specialty 8 4.0% 8 0.7% 8 9.0% 8 7.9% 88.5% 86.4% 91.3% Other core charges 0.1% 0.1% 0.0% 0.0% 0.1% 0.1% 0.5% Neon exited lines charge 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 2.7% Special A&E charges 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 1.0% Combined ratio 8 4.1% 8 0.8% 8 9.0% 8 7.9% 88.6% 86.5% 95.5% P&C combined ratio excl. COVID-19 related losses, catastrophe losses, and prior year loss reserve development 90.1% 83.8% 92.3% 92.2% 91.2% 89.7% 93.3% Loss and LAE components - property and casualty insurance Current accident year, excluding COVID-19 related and catastrophe losses 59.2% 59.6% 65.7% 61.5% 59.5% 61.7% 61.9% COVID-19 related losses 0.0% 0.2% 0.1% 0.2% 0.8% 0.3% 2.2% Current accident year catastrophe losses 0.7% 1.8% 2.0% 0.9% 1.7% 1.6% 2.5% Prior accident year loss reserve development (6.7%) (5.0%) (5.4%) (5.4%) ( 5.1%) (5.1%) (2.5%) Loss and LAE ratio 5 3.2% 5 6.6% 6 2.4% 5 7.2% 56.9% 58.5% 64.1% Page 6

American Financial Group, Inc. Specialty - Underwriting Results (GAAP) ($ in millions) Three Months Ended Twelve Months Ended 3/31/22 12/31/21 9/30/21 6/30/21 3/31/21 12/31/21 12/31/20 Gross written premiums $ 1,936 $ 1,737 $ 2,656 $ 1,937 $ 1,616 $ 7,946 $ 6,995 Ceded reinsurance premiums (568) (467) (927) (568) (411) (2,373) (2,003) Net written premiums 1,368 1,270 1,729 1,369 1,205 5,573 4,992 Change in unearned premiums (66) 182 (200) (119) (32) (169) (93) Net earned premiums 1,302 1,452 1,529 1,250 1,173 5,404 4,899 Loss and LAE 692 820 953 713 667 3,153 2,986 Underwriting expense 402 351 407 384 372 1,514 1,487 Underwriting profit $ 208 $ 281 $ 169 $ 153 $ 134 $ 737 $ 426 Included in results above: Current accident year COVID-19 related losses $ - $ 2 $ 3 $ 2 $ 9 $ 16 $ 95 Current accident year catastrophe losses: Catastrophe reinstatement premium $ - $ - $ - $ 1 $ 11 $ 12 $ 2 Catastrophe loss 9 25 31 10 20 86 91 Total current accident year catastrophe losses $ 9 $ 25 $ 31 $ 11 $ 31 $ 98 $ 93 Prior year loss reserve development (favorable) / adverse $ (89) $ (73) $ (83) $ (68) $ (59) $ (283) $ (213) Combined ratio: Loss and LAE ratio 53.1% 5 6.5% 62.4% 57.2% 56.8% 58.4% 60.9% Underwriting expense ratio 3 0.9% 24.2% 26.6% 3 0.7% 31.7% 28.0% 30.4% Combined ratio 8 4.0% 8 0.7% 8 9.0% 8 7.9% 88.5% 86.4% 91.3% Specialty combined ratio excl. COVID-19 related losses, catastrophe losses, and prior year loss reserve development 90.1% 8 3.7% 92.3% 92.2% 91.2% 89.7% 91.9% Loss and LAE components: Current accident year, excluding COVID-19 related and catastrophe losses 59.2% 59.5% 65.7% 61.5% 59.5% 61.7% 61.5% COVID-19 related losses 0.0% 0.2% 0.1% 0.2% 0.8% 0.3% 1.9% Current accident year catastrophe losses 0.7% 1.8% 2.0% 0.9% 1.7% 1.6% 1.9% Prior accident year loss reserve development (6.8%) (5.0%) (5.4%) (5.4%) (5.2%) (5.2%) (4.4%) Loss and LAE ratio 5 3.1% 5 6.5% 6 2.4% 5 7.2% 56.8% 58.4% 60.9% Page 7

American Financial Group, Inc. Property and Transportation - Underwriting Results (GAAP) ($ in millions) Three Months Ended Twelve Months Ended 3/31/22 12/31/21 9/30/21 6/30/21 3/31/21 12/31/21 12/31/20 Gross written premiums $ 760 $ 558 $ 1,334 $ 851 $ 520 $ 3,263 $ 2,813 Ceded reinsurance premiums (259) (141) (561) (287) (117) (1,106) (926) Net written premiums 501 417 773 564 403 2,157 1,887 Change in unearned premiums (58) 180 (73) (111) (9) (13) (16) Net earned premiums 443 597 700 453 394 2,144 1,871 Loss and LAE 256 394 516 263 221 1,394 1,208 Underwriting expense 125 87 139 128 117 4 71 4 82 Underwriting profit $ 62 $ 116 $ 45 $ 62 $ 56 $ 279 $ 1 81 Included in results above: Current accident year COVID-19 related losses $ - $ - $ - $ - $ - $ - $ 7 Current accident year catastrophe losses: Catastrophe reinstatement premium $ - $ - $ - $ 1 $ 8 $ 9 $ - Catastrophe loss 6 15 14 6 14 4 9 47 Total current accident year catastrophe losses $ 6 $ 15 $ 14 $ 7 $ 22 $ 58 $ 4 7 Prior year loss reserve development (favorable) / adverse $ (34) $ (2) $ (18) $ (40) $ (43) $ (103) $ (107) Combined ratio: Loss and LAE ratio 57.7% 66.0% 73.7% 58.2% 56.0% 6 5.1% 6 4.6% Underwriting expense ratio 28.1% 14.5% 19.8% 28.4% 29.6% 2 2.0% 2 5.8% Combined ratio 85.8% 80.5% 93.5% 86.6% 85.6% 8 7.1% 9 0.4% Combined ratio excl. COVID-19 related losses, catastrophe losses, and prior year loss reserve development 92.1% 78.4% 94.0% 94.0% 93.0% 8 9.6% 9 3.2% Loss and LAE components: Current accident year, excluding COVID-19 related and catastrophe losses 64.0% 63.9% 74.2% 65.6% 63.4% 6 7.6% 6 7.4% COVID-19 related losses 0.0% 0.0% 0.0% 0.0% 0.1% 0 .0% 0 .4% Current accident year catastrophe losses 1.5% 2.5% 2.0% 1.4% 3.6% 2 .3% 2 .5% Prior accident year loss reserve development (7.8%) (0.4%) (2.5%) (8.8%) (11.1%) (4.8%) (5.7%) Loss and LAE ratio 57.7% 66.0% 73.7% 58.2% 56.0% 6 5.1% 6 4.6% Page 8

American Financial Group, Inc. Specialty Casualty - Underwriting Results (GAAP) ($ in millions) Three Months Ended Twelve Months Ended 3/31/22 12/31/21 9/30/21 6/30/21 3/31/21 12/31/21 12/31/20 Gross written premiums $ 976 $ 968 $ 1,121 $ 897 $ 904 $ 3,890 $ 3,444 Ceded reinsurance premiums (326) (340) (389) (305) (316) (1,350) (1,140) Net written premiums 650 628 732 592 588 2,540 2,304 Change in unearned premiums (11) 8 (119) (4) (17) (132) (69) Net earned premiums 639 636 613 588 571 2,408 2,235 Loss and LAE 344 340 335 363 361 1,399 1,396 Underwriting expense 171 156 168 154 154 632 616 Underwriting profit $ 124 $ 140 $ 110 $ 71 $ 56 $ 377 $ 223 Included in results above: Current accident year COVID-19 related losses - 1 1 - 7 $ 9 $ 60 Current accident year catastrophe losses: Catastrophe reinstatement premium $ - $ - $ - $ - $ 1 $ 1 $ 2 Catastrophe loss 1 3 3 2 1 9 14 Total current accident year catastrophe losses $ 1 $ 3 $ 3 $ 2 $ 2 $ 10 $ 16 Prior year loss reserve development (favorable) / adverse $ (49) $ (55) $ (56) $ (20) $ (9) $ (140) $ (97) Combined ratio: Loss and LAE ratio 53.8% 53.5% 54.6% 61.9% 63.1% 58.1% 62.5% Underwriting expense ratio 26.8% 24.5% 27.4% 26.0% 2 7.1% 26.2% 27.5% Combined ratio 80.6% 78.0% 82.0% 87.9% 90.2% 84.3% 90.0% Combined ratio excl. COVID-19 related losses, catastrophe losses, and prior year loss reserve development 88.1% 85.8% 90.6% 90.9% 9 0.4% 89.4% 91.0% Loss and LAE components: Current accident year, excluding COVID-19 related and catastrophe losses 61.3% 61.3% 63.2% 64.9% 6 3.3% 63.2% 63.5% COVID-19 related losses 0.0% 0.2% 0.1% 0.1% 1 .2% 0.4% 2.7% Current accident year catastrophe losses 0.1% 0.6% 0.4% 0.3% 0 .3% 0.4% 0.6% Prior accident year loss reserve development (7.6%) (8.6%) (9.1%) (3.4%) (1.7%) ( 5.9%) ( 4.3%) Loss and LAE ratio 53.8% 53.5% 54.6% 61.9% 63.1% 58.1% 62.5% Page 9

American Financial Group, Inc. Specialty Financial - Underwriting Results (GAAP) ($ in millions) Three Months Ended Twelve Months Ended 3/31/22 12/31/21 9/30/21 6/30/21 3/31/21 12/31/21 12/31/20 Gross written premiums $ 2 00 $ 2 11 $ 2 01 $ 1 89 $ 192 $ 793 $ 738 Ceded reinsurance premiums (41) (38) (36) (30) (31) (135) (134) Net written premiums 1 59 1 73 1 65 1 59 161 658 604 Change in unearned premiums 4 (8) (2) (2) (4) (16) 9 Net earned premiums 1 63 1 65 1 63 1 57 157 642 613 Loss and LAE 4 8 5 2 5 6 5 2 53 213 242 Underwriting expense 8 6 8 9 8 1 8 4 79 333 321 Underwriting profit $ 2 9 $ 2 4 $ 2 6 $ 2 1 $ 25 $ 96 $ 50 Included in results above: Current accident year COVID-19 related losses $ - $ 1 $ 2 $ 2 $ 2 $ 7 $ 26 Current accident year catastrophe losses: Catastrophe reinstatement premium $ - $ - $ - $ - $ 2 $ 2 $ - Catastrophe loss 2 6 1 4 2 4 26 26 Total current accident year catastrophe losses $ 2 $ 6 $ 1 4 $ 2 $ 6 $ 28 $ 26 Prior year loss reserve development (favorable) / adverse $ (13) $ (13) $ (18) $ (12) $ (8) $ (51) $ (28) Combined ratio: Loss and LAE ratio 29.4% 31.7% 34.2% 33.0% 3 3.8% 33.2% 39.5% Underwriting expense ratio 52.6% 53.8% 50.0% 53.4% 50.3% 5 1.9% 5 2.3% Combined ratio 82.0% 85.5% 84.2% 86.4% 84.1% 85.1% 91.8% Combined ratio excl. COVID-19 related losses, catastrophe losses, and prior year loss reserve development 88.9% 89.3% 86.3% 90.6% 8 5.9% 8 8.0% 87.7% Loss and LAE components: Current accident year, excluding COVID-19 related and catastrophe losses 36.3% 35.5% 36.3% 37.2% 3 5.6% 36.1% 35.4% COVID-19 related losses 0.0% 0.7% 0.9% 1.3% 1 .5% 1.1% 4.3% Current accident year catastrophe losses 1.2% 3.7% 8.2% 1.8% 2 .1% 4.0% 4.3% Prior accident year loss reserve development (8.1%) (8.2%) (11.2%) (7.3%) (5.4%) (8.0%) (4.5%) Loss and LAE ratio 29.4% 31.7% 34.2% 33.0% 3 3.8% 33.2% 39.5% Page 10

American Financial Group, Inc. Other Specialty - Underwriting Results (GAAP) ($ in millions) Three Months Ended Twelve Months Ended 3/31/22 12/31/21 9/30/21 6/30/21 3/31/21 12/31/21 12/31/20 Gross written premiums $ - $ - $ - $ - $ - $ - $ - Ceded reinsurance premiums 58 52 59 54 53 218 197 Net written premiums 58 52 59 54 53 218 197 Change in unearned premiums (1) 2 (6) (2) (2) (8) (17) Net earned premiums 57 54 53 52 51 210 180 Loss and LAE 44 34 46 35 32 147 140 Underwriting expense 20 19 19 18 22 78 68 Underwriting profit (loss) $ (7) $ 1 $ (12) $ (1) $ (3) $ (15) $ (28) Included in results above: Current accident year COVID-19 related losses $ - $ - $ - $ - $ - $ - $ 2 Current accident year catastrophe losses: Catastrophe reinstatement premium $ - $ - $ - $ - $ - $ - $ - Catastrophe loss - 1 - - 1 2 4 Total current accident year catastrophe losses $ - $ 1 $ - $ - $ 1 $ 2 $ 4 Prior year loss reserve development (favorable) / adverse $ 7 $ (3) $ 9 $ 4 $ 1 $ 11 $ 19 Combined ratio: Loss and LAE ratio 77.1% 61.7% 87.8% 67.5% 62.3% 70.0% 77.6% Underwriting expense ratio 35.8% 36.3% 34.7% 35.7% 42.3% 37.2% 38.5% Combined ratio 112.9% 98.0% 122.5% 103.2% 104.6% 107.2% 116.1% Combined ratio excl. COVID-19 related losses, catastrophe losses, and prior year loss reserve development 99.9% 100.4% 105.4% 96.7% 100.2% 100.8% 103.1% Page 11

American Financial Group, Inc. Discontinued Annuity Operations ($ in millions) Three Months Ended (a) Twelve Months Ended 3/31/22 12/31/21 9/30/21 6/30/21 3/31/21 12/31/21 12/31/20 Pretax Annuity historically reported as core operating (a) $ - $ - $ - $ 129 $ 166 $ 295 $ 359 Impact of fair vaule, reinsurance accounting & unlocking - - - (55) 22 (33) (188) Realized gains (losses) of Annuity subs - - - 31 81 112 365 Run-off life and long-term care - - - - - - (8) Pretax earnings of businesses sold to Mass Mutual $ - $ - $ - $ 105 $ 269 $ 374 $ 528 Less amounts included in continuing operations - - - (22) (28) (50) (19) Pretax results from discontinued operations, excluding the gain on sale of discontinued operations $ - $ - $ - $ 83 $ 241 $ 324 $ 509 Taxes - - - (18) (48) (66) (102) Net earnings from discontinued operations, excluding the gain on sale of discontinued operations $ - $ - $ - $ 65 $ 193 $ 258 $ 407 Gain on sale of annuity business - - - 6 97 (41) 656 - Net earnings (loss) from discontinued operations $ - $ - $ - $ 762 $ 152 $ 914 $ 407 (a) AFG completed the sale of its Annuity businesses on May 28, 2021. The amounts for three months ended 6/30/21 and twelve months ended 12/31/21 only include earnings through the sale date. Page 12

American Financial Group, Inc. Consolidated Balance Sheet ($ in millions) 3/31/22 12/31/21 9/30/21 6/30/21 3/31/21 12/31/20 Assets: Total cash and investments $ 15,702 $ 15,745 $ 16,387 $ 16,125 $ 13,900 $ 13,494 Recoverables from reinsurers 3,418 3,519 3,523 3,330 3 ,231 3,288 Prepaid reinsurance premiums 933 834 1,028 865 7 55 768 Agents' balances and premiums receivable 1,337 1,265 1,492 1,423 1 ,209 1,229 Deferred policy acquisition costs 271 267 262 258 2 44 244 Assets of managed investment entities 5,231 5,296 5,130 5,086 5 ,102 4,971 Other receivables 681 857 1,097 682 5 76 678 Assets of discontinued annuity operations - - - - 48,139 47,885 Other assets 883 902 847 835 8 65 977 Goodwill 246 246 176 176 1 76 176 Total assets $ 28,702 $ 28,931 $ 29,942 $ 28,780 $ 74,197 $ 73,710 Liabilities and Equity: Unpaid losses and loss adjustment expenses $ 10,925 $ 11,074 $ 10,991 $ 10,498 $ 10,384 $ 10,392 Unearned premiums 3,206 3,041 3,415 3,054 2 ,821 2,803 Payable to reinsurers 910 920 1,146 829 7 53 807 Liabilities of managed investment entities 5,112 5,220 5,034 5,029 5 ,045 4,914 Long-term debt 1,917 1,964 1,964 1,963 1 ,963 1,963 Other liabilities 1,797 1,700 2,152 1,806 1 ,653 1,584 Liabilities of discontinued annuity operations - - - - 44,893 44,458 Total liabilities $ 23,867 $ 23,919 $ 24,702 $ 23,179 $ 67,512 $ 66,921 Shareholders' equity: Common stock $ 85 $ 85 $ 85 $ 85 $ 8 5 $ 86 Capital surplus 1,340 1,330 1,315 1,303 1 ,279 1,281 Retained earnings 3,541 3,478 3,680 4,023 4 ,354 4,149 Unrealized gains - fixed maturities (109) 136 178 205 9 63 1,255 Unrealized gains (losses) - fixed maturity-related cash flow hedges (4) - - - 2 7 41 Other comprehensive income, net of tax (18) (17) (18) (15) (23) (23) Total shareholders' equity 4,835 5,012 5,240 5,601 6 ,685 6,789 Total liabilities and equity $ 28,702 $ 28,931 $ 29,942 $ 28,780 $ 74,197 $ 73,710 Page 13

American Financial Group, Inc. Book Value Per Share and Price / Book Summary (in millions, except per share information) 3/31/22 12/31/21 9/30/21 6/30/21 3/31/21 12/31/20 Shareholders' equity $ 4,835 $ 5,012 $ 5,240 $ 5,601 $ 6,685 $ 6 ,789 Unrealized (gains) related to fixed maturities 113 (136) (178) (205) (990) (1,296) Adjusted shareholders' equity 4,948 4,876 5,062 5,396 5,695 5 ,493 Goodwill from continuing and discontinued operations (246) (246) (176) (176) (207) (207) Intangibles (104) (106) (29) (30) (31) (34) $ 4,598 $ 4,524 $ 4,857 $ 5,190 $ 5,457 $ 5 ,252 Tangible adjusted shareholders' equity Common shares outstanding 85.103 84.921 84.795 84.714 85.126 8 6.345 Book value per share: Book value per share $ 56.81 $ 59.02 $ 61.80 $ 66.12 $ 78.53 $ 7 8.62 Adjusted (a) 58.14 57.42 59.70 63.70 66.89 6 3.61 Tangible, adjusted (b) 54.02 53.26 57.28 61.27 64.10 6 0.82 Market capitalization AFG's closing common share price $ 145.62 $ 137.32 $ 125.83 $ 124.72 $ 114.10 $ 8 7.62 Market capitalization $ 12,393 $ 11,661 $ 10,670 $ 10,566 $ 9,713 $ 7 ,566 Price / Adjusted book value ratio 2.50 2.39 2.11 1.96 1.71 1.38 (a) Excludes unrealized gains related to fixed maturity investments. (b) Excludes unrealized gains related to fixed maturity investments, goodwill and intangibles. Page 14

American Financial Group, Inc. Capitalization ($ in millions) 3/31/22 12/31/21 9/30/21 6/30/21 3/31/21 12/31/20 AFG senior obligations $ 1,270 $ 1,318 $ 1,318 $ 1,318 $ 1,318 $ 1 ,318 - - - - - - Borrowings drawn under credit facility Debt excluding subordinated debt $ 1,270 $ 1,318 $ 1,318 $ 1,318 $ 1,318 $ 1,318 AFG subordinated debentures 675 675 675 675 675 6 75 Total principal amount of long-term debt $ 1,945 $ 1,993 $ 1,993 $ 1,993 $ 1,993 $ 1 ,993 Shareholders' equity 4,835 5,012 5,240 5,601 6,685 6 ,789 Noncontrolling interests (including redeemable NCI) - - - - - - Less: 113 (136) (178) (205) (990) (1,296) Unrealized (gains) related to fixed maturity investments Total adjusted capital $ 6,893 $ 6,869 $ 7,055 $ 7,389 $ 7,688 $ 7 ,486 Ratio of debt to total adjusted capital: Including subordinated debt 28.2% 29.0% 28.2% 27.0% 25.9% 2 6.6% Excluding subordinated debt 18.4% 19.2% 18.7% 17.8% 17.1% 1 7.6% Page 15

American Financial Group, Inc. Additional Supplemental Information ($ in millions) Three Months Ended Twelve Months Ended 3/31/22 12/31/21 9/30/21 6/30/21 3/31/21 12/31/21 12/31/20 Property and Casualty Insurance $ 726 $ 758 $ 678 $ 667 $ 674 $ 2,777 $ 2,756 Paid Losses (GAAP) 3/31/22 12/31/21 9/30/21 6/30/21 3/31/21 12/31/20 GAAP Equity (excluding AOCI) Property and Casualty Insurance $ 5,375 $ 5,228 $ 4,934 $ 4,779 $ 4,571 $ 4,458 Annuity - - - - 3,012 2,893 (409) (335) 1 46 6 32 (1,865) (1,835) Parent and other subsidiaries $ 4,966 $ 4,893 $ 5,080 $ 5,411 $ 5,718 $ 5,516 AFG GAAP Equity (excluding AOCI) Allowable dividends without regulatory approval Property and Casualty Insurance $ 843 $ 843 $ 416 $ 416 $ 416 $ 416 - - - - 2 89 289 Annuity and Run-off $ 843 $ 843 $ 416 $ 416 $ 705 $ 705 Total Page 16

American Financial Group, Inc. Total Cash and Investments ($ in millions) Carrying Value - March 31, 2022 Property and % of Casualty Parent & Consolidate Total AFG Investment Insurance Other CLOs Consolidated Portfolio Total cash and investments: Cash and cash equivalents $ 735 $ 5 47 $ - $ 1,282 8% Fixed maturities - Available for sale 9,704 1 ,105 - 10,809 69% Fixed maturities - Trading 30 - - 30 0% Equity securities - common stocks 530 4 8 - 578 4% Equity securities - perpetual preferred 444 - - 444 3% Investments accounted for using the equity method 1,619 - - 1,619 10% Mortgage loans 784 - - 784 5% Real estate and other investments 166 1 09 (119) 156 1% Total cash and investments $ 14,012 $ 1 ,809 $ (119) $ 15,702 100% Carrying Value - December 31, 2021 Property and % of Casualty Parent & Consolidate Total AFG Investment Insurance Other CLOs Consolidated Portfolio Total cash and investments: Cash and cash equivalents $ 1,529 $ 6 02 $ - $ 2,131 13% Fixed maturities - Available for sale 9,163 1 ,194 - 10,357 66% Fixed maturities - Trading 28 - - 28 0% Equity securities - common stocks 500 8 6 - 586 4% Equity securities - perpetual preferred 456 - - 456 3% Investments accounted for using the equity method 1,517 - - 1,517 10% Mortgage loans 520 - - 520 3% Real estate and other investments 123 1 03 (76) 150 1% Total cash and investments $ 13,836 $ 1 ,985 $ (76) $ 15,745 100% Page 17

American Financial Group, Inc. Net Investment Income From Continuing Operations ($ in millions) Three Months Ended Twelve Months Ended 3/31/22 12/31/21 9/30/21 6/30/21 3/31/21 12/31/21 12/31/20 Property and Casualty Insurance: Gross Investment Income Fixed maturities - Available for sale $ 7 6 $ 6 8 $ 7 0 $ 7 0 $ 72 $ 2 80 $ 2 99 Fixed maturities - Trading - - 1 - - 1 1 Equity securities - dividends 7 8 6 6 8 2 8 3 3 Equity securities - MTM 8 1 4 6 5 23 4 8 1 0 Equity in investees 1 33 9 9 7 3 5 1 49 2 72 5 0 AFG managed CLOs (2) 3 5 7 5 2 0 (1) Other investments (a) 5 8 8 6 4 2 6 1 8 Gross investment income 2 27 2 00 1 69 1 45 161 6 75 4 10 Investment expenses (4) (4) (4) (2) (2) (12) (6) Total net investment income $ 2 23 $ 1 96 $ 1 65 $ 1 43 $ 159 $ 6 63 $ 4 04 Average cash and investments (b) $ 13,908 $ 13,552 $ 13,194 $ 12,630 $ 12,573 $ 12,944 $ 11,760 6.41% 5.79% 5.00% 4.53% 5.06% 5.12% 3.44% Average yield (c) AFG consolidated net investment income: Property & Casualty core $ 2 23 $ 1 96 $ 1 65 $ 1 43 $ 159 $ 6 63 $ 4 04 Neon exited lines non-core - - - - - - (5) Equity in Investees (d) - - - 2 0 29 4 9 4 9 Other Investments (d) - - - 2 - 2 - Parent & other 5 1 6 9 6 5 3 6 1 2 Consolidate CLOs 2 (3) (5) (7) (5) (20) 1 Total net investment income $ 2 30 $ 2 09 $ 1 69 $ 1 64 $ 188 $ 7 30 $ 4 61 (a) Includes income from mortgage loans, real estate, short-term investments, and cash equivalents. (b) Average cash and investments is the average of the beginning and ending quarter balances, or the average of the five quarters balances. (c) Average yield is calculated by dividing investment income for the quarter by the average cash and investment balance over the quarter. (d) Investment income on real estate-related assets retained by AFG from the sale of the annuity business. Page 18

American Financial Group, Inc. Alternative Investments - Continuing Operations ($ in millions) Three Months Ended Twelve Months Ended 3/31/22 12/31/21 9/30/21 6/30/21 3/31/21 12/31/21 12/31/20 Property and Casualty Insurance: Net Investment Income Equity securities MTM through investment income (a) $ 8 $ 1 4 $ 6 $ 5 $ 23 $ 4 8 $ 1 0 Investments accounted for using the equity method (b) 1 33 9 9 7 3 5 1 4 9 2 72 5 0 AFG managed CLOs (eliminated in consolidation) (2) 3 5 7 5 2 0 (1) Total Property & Casualty $ 1 39 $ 1 16 $ 8 4 $ 6 3 $ 77 $ 3 40 $ 5 9 Investments Equity securities MTM through investment income (a) $ 2 61 $ 2 34 $ 1 95 $ 1 72 $ 159 $ 2 34 $ 1 29 Investments accounted for using the equity method (b) 1 ,619 1 ,517 1 ,407 1 ,378 861 1 ,517 8 06 AFG managed CLOs (eliminated in consolidation) 1 19 7 6 9 6 5 7 5 7 7 6 5 7 Total Property & Casualty $ 1 ,999 $ 1,827 $ 1 ,698 $ 1,607 $ 1,077 $ 1 ,827 $ 9 92 Annualized Return - Property & Casualty 2 9.1% 2 6.3% 2 0.3% 2 2.9% 29.8% 25.3% 6.6% Continuing Operations: Net Investment Income Equity securities MTM through investment income (a) $ 8 $ 1 4 $ 6 $ 5 $ 23 $ 4 8 $ 1 0 Investments accounted for using the equity method (b)(c) 1 33 9 9 7 3 7 1 7 8 3 21 9 9 AFG managed CLOs (eliminated in consolidation) (2) 3 5 7 5 2 0 (1) Total Continuing operations $ 1 39 $ 1 16 $ 8 4 $ 8 3 $ 106 $ 3 89 $ 1 08 Investments Equity securities MTM through investment income (a) $ 2 61 $ 2 34 $ 1 95 $ 1 72 $ 159 $ 2 34 $ 1 29 Investments accounted for using the equity method (b) 1 ,619 1 ,517 1 ,407 1 ,378 1,324 1 ,517 1 ,235 AFG managed CLOs (eliminated in consolidation) 1 19 7 6 9 6 5 7 5 7 7 6 5 7 Total Continuing operations $ 1,999 $ 1 ,827 $ 1 ,698 $ 1 ,607 $ 1,540 $ 1,827 $ 1 ,421 Annualized Return - Continuing operations 2 9.1% 2 6.3% 2 0.3% 2 1.1% 28.6% 24.0% 8.4% (a) AFG carries the small portion of its equity securities previously classified as trading and investments in limited partnerships and similar investments that aren't accounted for using the equity method at fair value through net investment income. (b) The majority of AFG's investments accounted for using the equity method mark their underlying assets to market through net income. (c) Includes investment income on real estate-related partnerships retained by AFG from the sale of the annuity business. Page 19

American Financial Group, Inc. Fixed Maturities - By Security Type - AFG Consolidated ($ in millions ) % of Unrealized % of Investment March 31, 2022 Book Value (c) Fair Value Gain (Loss) Fair Value Portfolio US Government and government agencies $ 216 $ 209 $ (7) 2% 1 % States, municipalities and political subdivisions 1,648 1,657 9 1 5% 1 0% Foreign government 293 284 (9) 3% 2 % Residential mortgage-backed securities 1,550 1,531 (19) 1 4% 1 0% Commercial mortgage-backed securities 100 100 - 1% 1 % Collateralized loan obligations 1,906 1,894 (12) 1 7% 1 2% Other asset-backed securities 2,720 2,657 (63) 2 5% 1 7% Corporate and other bonds 2,544 2,507 (37) 23% 16% Total AFG consolidated $ 10,977 $ 10,839 $ (138) 100% 69% Annualized yield on available for sale fixed maturities: Excluding investment expense (a) 3.03% Net of investment expense (a) 2.90% Tax equivalent, net of investment expense (b) 3.02% Approximate average life and duration: Approximate average life 3.5 years Approximate duration 2.5 years % of Unrealized % of Investment December 31, 2021 Book Value (c) Fair Value Gain (Loss) Fair Value Portfolio US Government and government agencies $ 216 $ 216 $ - 2% 1 % States, municipalities and political subdivisions 1,758 1,832 74 1 8% 1 2% Foreign government 273 271 (2) 2% 2 % Residential mortgage-backed securities 915 960 45 9% 6 % Commercial mortgage-backed securities 102 104 2 1% 1 % Collateralized loan obligations 1,642 1,643 1 1 6% 1 0% Other asset-backed securities 2,670 2,676 6 2 6% 1 7% Corporate and other bonds 2,636 2,683 47 26% 17% Total AFG consolidated $ 10,212 $ 10,385 $ 173 100% 66% Annualized yield on available for sale fixed maturities: Excluding investment expense (a) 2.84% Net of investment expense (a) 2.74% Tax equivalent, net of investment expense (b) 2.86% Approximate average life and duration: Approximate average life 3.5 years Approximate duration 2 years (a) Annualized yield is calculated by dividing investment income for the quarter by the average cost over the quarter. Average cost is the average of the beginning and ending quarter asset balances. (b) Adjusts the yield on tax-exempt bonds to the fully taxable equivalent yield. (c) Book Value is amortized cost, net of allowance for expected credit losses. Page 20

Appendix A American Financial Group, Inc. Fixed Maturities by Credit Rating & NAIC Designation by Type 3/31/2022 ($ in millions) Fair Value by Type By Credit Rating (a) US Gov Munis Frgn Gov RMBS CMBS CLOs ABS Corp/Oth Total % Total Investment grade AAA $ 209 $ 656 $ 256 $ 1,212 $ 71 $ 1,679 $ 1,216 $ 45 $ 5,344 49% AA - 931 11 6 17 143 446 183 1,737 16% A - 57 6 63 6 63 466 578 1,239 11% BBB - 9 1 3 3 9 294 1,143 1,462 14% Subtotal - Investment grade 209 1,653 274 1,284 97 1,894 2,422 1,949 9,782 90% BB - - - 11 3 - 6 152 172 2% B - - - 9 - - 6 19 34 0% CCC, CC, C - - - 129 - - 3 2 134 1% D - - - 16 - - - - 16 0% Subtotal - Non-Investment grade - - - 165 3 - 15 173 356 3% Not Rated (b) - 4 10 82 - - 220 385 7 01 7% Total $ 209 $ 1,657 $ 284 $ 1,531 $ 100 $ 1,894 $ 2,657 $ 2,507 $ 10,839 100% Fair Value by type NAIC designation US Gov Munis Frgn gov RMBS CMBS CLOs ABS Corp/Oth Total % Total 1 $ 209 $ 1,648 $ 241 $ 1,450 $ 97 $ 1,313 $ 1,937 $ 1,023 $ 7,918 83% 2 - 9 - 1 - - 294 1,162 1,466 15% Subtotal 209 1,657 241 1,451 97 1,313 2,231 2,185 9,384 98% 3 - - - 1 3 - 7 149 160 2% 4 - - - 3 - - 6 18 27 0% 5 - - - 7 - - 7 29 43 0% 6 - - - 1 - - - - 1 0% Subtotal - - - 12 3 - 20 196 231 2% Total insurance companies $ 209 $ 1,657 $ 241 $ 1,463 $ 100 $ 1,313 $ 2,251 $ 2,381 $ 9,615 100% Total non-insurance (c) - - 43 68 - 581 406 126 1,224 Total $ 209 $ 1,657 $ 284 $ 1,531 $ 100 $ 1,894 $ 2,657 $ 2,507 $ 10,839 (a) If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest. (b) For ABS, 87% are NAIC 1 and 11% are held by non-insurance companies. For Corp/Oth, 57% are NAIC 1, 5% NAIC 2 and 32% are held by non-insurance companies. For Total, 70% are NAIC 1, 3% NAIC 2 and 22% are held by non-insurance companies. (c) 85% are investment grade rated. Page 21

Appendix B American Financial Group, Inc. Fixed Maturities by Credit Rating & NAIC Designation by Type 12/31/2021 ($ in millions) Fair Value by Type By Credit Rating (a) US Gov Munis Frgn Gov RMBS CMBS CLOs ABS Corp/Oth Total % Total Investment grade AAA $ 216 $ 745 $ 260 $ 654 $ 73 $ 1,428 $ 1,330 $ 50 $ 4,756 46% AA - 1,010 - 7 15 149 420 179 1,780 17% A - 60 - 19 1 56 416 675 1,227 12% BBB - 9 1 4 12 9 274 1,062 1,371 13% Subtotal - Investment grade 216 1,824 261 684 101 1,642 2,440 1,966 9,134 88% BB - - - 11 3 - 4 144 162 2% B - - - 14 - - 9 14 37 0% CCC, CC, C - - - 138 - - - 7 145 1% D - - - 19 - - - - 19 0% Subtotal - Non-Investment grade - - - 182 3 - 13 165 363 3% Not Rated (b) - 8 10 94 - 1 223 5 52 888 9% Total $ 216 $ 1,832 $ 271 $ 960 $ 104 $ 1,643 $ 2,676 $ 2,683 $ 10,385 100% Fair Value by type NAIC designation US Gov Munis Frgn gov RMBS CMBS CLOs ABS Corp/Oth Total % Total 1 $ 216 $ 1,822 $ 246 $ 892 $ 101 $ 1,172 $ 1,935 $ 1,157 $ 7,541 83% 2 - 9 - 3 - 9 274 1,082 1,377 15% Subtotal 216 1,831 246 895 101 1,181 2,209 2,239 8,918 98% 3 - - - 3 3 - 4 146 156 2% 4 - - - 1 - - 9 20 30 0% 5 - - - 8 - 1 2 29 40 0% 6 - - - 1 - - - - 1 0% Subtotal - - - 13 3 1 15 195 227 2% Total insurance companies $ 216 $ 1,831 $ 246 $ 908 $ 104 $ 1,182 $ 2,224 $ 2,434 $ 9,145 100% Total non-insurance (c) - 1 25 52 - 461 452 249 1,240 Total $ 216 $ 1,832 $ 271 $ 960 $ 104 $ 1,643 $ 2,676 $ 2,683 $ 10,385 (a) If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest. (b) For ABS, 87% are NAIC 1 and 12% are held by non-insurance companies. For Corp/Oth, 47% are NAIC 1, 4% NAIC 2 and 44% are held by non-insurance companies. For Total, 61% are NAIC 1, 3% NAIC 2 and 31% are held by non-insurance companies. (c) 75% are investment grade rated. Page 22

Appendix C American Financial Group, Inc. Corporate Securities by Credit Rating & NAIC Designation by Industry 3/31/2022 ($ in millions) Fair Value By Industry Other Asset Capital Financials Managers Technology Banking Insurance Consumer Autos REITs Healthcare Energy Goods Communications Other Total % Total Credit Rating (a) Investment Grade AAA $ - $ - $ 2 1 $ - $ - $ 8 $ - $ - $ - $ - $ - $ 1 3 $ 3 $ 4 5 2% AA 1 2 - 5 7 - 5 9 2 1 - - 1 2 2 0 - - 2 1 83 7% A 8 6 3 7 4 8 3 5 8 1 4 2 4 1 5 5 2 1 2 0 5 4 1 7 4 1 5 78 23% BBB 9 2 3 80 9 8 2 06 1 6 2 2 7 0 5 8 4 3 2 9 1 1 3 0 8 8 1,143 46% Subtotal 1 90 4 17 2 24 2 41 1 56 9 3 1 11 1 13 7 6 6 9 6 5 6 0 1 34 1 ,949 78% BB 2 1 1 3 3 - 3 4 8 1 1 - 4 7 2 - 3 1 1 52 6% B - - 3 - - 5 4 - 2 - - - 5 1 9 1% CCC, CC, C - - - - - 2 - - - - - - - 2 0% D - - - - - - - - - - - - - - 0% Subtotal 2 1 1 3 6 - 3 5 5 1 5 - 6 7 2 - 3 6 1 73 7% Not Rated (b) 3 17 9 - - 9 1 6 - - 1 1 - 2 - 2 1 3 85 15% Total $ 5 09 $ 4 37 $ 2 60 $ 2 41 $ 1 68 $ 1 64 $ 1 26 $ 1 13 $ 9 3 $ 7 6 $ 6 9 $ 6 0 $ 1 91 $ 2,507 100% Fair Value By Industry Other Asset Capital NAIC designation Financials Managers Technology Banking Insurance Consumer Autos REITs Healthcare Energy Goods Communications Other Total % Total 1 $ 300 $ 3 7 $ 126 $ 3 5 $ 140 $ 7 5 $ 4 1 $ 5 5 $ 3 4 $ 4 0 $ 5 4 $ 3 0 $ 5 6 $ 1,023 43% 2 9 3 3 90 9 7 2 06 1 6 2 7 7 0 5 8 4 3 2 9 1 2 3 0 9 1 1,162 49% Subtotal 3 93 4 27 2 23 2 41 1 56 1 02 1 11 1 13 77 6 9 6 6 6 0 1 47 2 ,185 92% 3 2 1 0 3 1 - 3 4 8 1 1 - 4 7 3 - 3 0 1 49 6% 4 - - 4 - - 6 4 - 3 - - - 1 1 8 1% 5 - - 2 - - 8 - - 9 - - - 1 0 2 9 1% 6 - - - - - - - - - - - - - - 0% Subtotal 2 1 0 3 7 - 3 6 2 1 5 - 1 6 7 3 - 4 1 1 96 8% Total insurance companies $ 3 95 $ 4 37 $ 2 60 $ 2 41 $ 1 59 $ 1 64 $ 1 26 $ 1 13 $ 9 3 $ 7 6 $ 6 9 $ 6 0 $ 1 88 $ 2,381 100% Total non-insurance 1 14 - - - 9 - - - - - - - 3 1 26 Total $ 5 09 $ 4 37 $ 2 60 $ 2 41 $ 1 68 $ 1 64 $ 1 26 $ 1 13 $ 9 3 $ 7 6 $ 6 9 $ 6 0 $ 1 91 $ 2,507 (a) If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest. (b) For Other Financials, 64% are NAIC 1 and 36% are held by non-insurance companies. For the Total, 57% are NAIC 1, 5% NAIC 2 and 32% are held by non-insurance companies. Page 23

Appendix D American Financial Group, Inc. Corporate Securities by Credit Rating & NAIC Designation by Industry 12/31/2021 ($ in millions) Fair Value By Industry Other Asset Capital Financials Managers Banking Technology Insurance Autos Consumer REITs Energy Healthcare Communications Goods Other Total % Total Credit Rating (a) Investment Grade AAA $ - $ - $ - $ 1 6 $ - $ - $ 9 $ - $ - $ 1 0 $ 13 $ - $ 2 $ 5 0 2% AA 1 3 - 2 7 4 7 3 5 - 1 7 - 3 5 2 - - 3 1 79 7% A 1 04 3 7 9 0 2 6 1 16 5 5 4 4 5 7 2 1 2 2 23 4 6 3 4 6 75 25% BBB 1 02 3 19 2 04 7 5 1 7 8 8 2 2 6 3 3 0 3 9 32 1 2 5 9 1 ,062 39% Subtotal 2 19 3 56 3 21 1 64 1 68 1 43 9 2 1 20 8 6 7 3 68 5 8 9 8 1 ,966 73% BB 4 5 - 3 5 3 1 1 4 4 - 9 9 - 2 2 2 1 44 5% B - - - 3 - 4 5 - - 2 - - - 1 4 1% CCC, CC, C - - - - - - 2 - - - - - 5 7 0% D - - - - - - - - - - - - - - 0% Subtotal 4 5 - 3 8 3 1 5 5 1 - 9 1 1 - 2 2 7 1 65 6% Not Rated (b) 4 83 1 0 - - 1 0 - 1 5 6 - 6 - 2 2 0 5 52 21% Total $ 7 06 $ 3 71 $ 3 21 $ 2 02 $ 1 81 $ 1 58 $ 1 58 $ 1 26 $ 9 5 $ 9 0 $ 68 $ 6 2 $ 1 45 $ 2,683 100% Fair Value By Industry Other Asset Capital NAIC designation Financials Managers Banking Technology Insurance Autos Consumer REITs Energy Healthcare Communications Goods Other Total % Total 1 $ 356 $ 3 7 $ 118 $ 8 8 $ 151 $ 5 5 $ 7 3 $ 5 7 $ 5 6 $ 3 5 $ 36 $ 4 6 $ 4 9 $ 1,157 48% 2 1 03 3 29 2 03 7 5 1 7 8 8 2 7 6 3 3 0 3 9 3 2 1 4 6 2 1,082 44% Subtotal 4 59 3 66 3 21 1 63 1 68 1 43 1 00 1 20 86 7 4 68 6 0 1 11 2 ,239 92% 3 4 5 - 3 3 3 1 1 4 4 6 9 8 - 2 2 1 1 46 6% 4 4 - - 3 1 4 5 - - 3 - - - 2 0 1% 5 3 - - 3 - - 9 - - 5 - - 9 2 9 1% 6 - - - - - - - - - - - - - - 0% Subtotal 1 1 5 - 3 9 4 1 5 5 8 6 9 1 6 - 2 3 0 1 95 8% Total insurance companies $ 4 70 $ 3 71 $ 3 21 $ 2 02 $ 1 72 $ 1 58 $ 1 58 $ 1 26 $ 9 5 $ 9 0 $ 68 $ 6 2 $ 1 41 $ 2,434 100% Total non-insurance 2 36 - - - 9 - - - - - - - 4 2 49 Total $ 7 06 $ 3 71 $ 3 21 $ 2 02 $ 1 81 $ 1 58 $ 1 58 $ 1 26 $ 9 5 $ 9 0 $ 68 $ 6 2 $ 1 45 $ 2,683 (a) If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest. (b) For Other Financials, 50% are NAIC 1 and 49% are held by non-insurance companies. For the Total, 47% are NAIC 1, 4% NAIC 2, and 44% are held by non-insurance companies. Page 24

Appendix E American Financial Group, Inc. Asset-Backed Securities by Credit Rating & NAIC Designation by Collateral Type 3/31/2022 ($ in millions) Fair Value By Collateral Type Single Triple Mortgage Commercial Secured Whole Family Net Consumer Servicer Credit Rating (a) Real Estate Financing (c) Business TruPS Auto Rental Lease Railcar Loans Aircraft Receivables Other Total % Total Investment Grade AAA $ 646 $ 25 $ - $ - $ 138 $ 137 $ 107 $ - $ 28 $ - $ 38 $ 97 $ 1,216 46% AA 8 68 38 2 12 19 19 23 - 40 8 - 11 4 46 17% A - 4 0 4 8 1 - 9 1 38 5 7 4 8 - 1 61 4 66 18% BBB - 1 1 79 - - - - - - 3 5 5 7 2 2 2 94 11% Subtotal 6 54 1 34 2 21 2 20 1 58 1 56 1 39 1 38 1 25 9 1 9 5 2 91 2,422 92% BB - 1 - - - - - - - 5 - - 6 0% B - - - - - - - - - 6 - - 6 0% CCC, CC, C - - - - - - - - - 3 - - 3 0% D - - - - - - - - - - - - - 0% Subtotal - 1 - - - - - - - 1 4 - - 1 5 0% Not Rated (b) - 1 44 - - - - - - - 5 - 7 1 2 20 8% Total $ 654 $ 2 79 $ 2 21 $ 2 20 $ 158 $ 156 $ 1 39 $ 138 $ 125 $ 1 10 $ 9 5 $ 362 $ 2,657 100% Fair Value By Collateral Type Single Triple Mortgage Commercial Secured Whole Family Net Consumer Servicer Real Estate Financing (c) Business TruPS Auto Rental Lease Railcar Loans Aircraft Receivables Other Total % Total NAIC designation 1 $ 420 $ 253 $ 42 $ 220 $ 57 $ 156 $ 139 $ 138 $ 120 $ 57 $ 15 $ 320 $ 1,937 86% 2 - 1 1 79 - - - - - - 3 5 5 7 2 2 2 94 13% Subtotal 4 20 2 54 2 21 2 20 57 1 56 1 39 1 38 1 20 92 72 3 42 2,231 99% 3 - 1 - - - - - - - 6 - - 7 1% 4 - - - - - - - - - 5 - 1 6 0% 5 - - - - - - - - - 7 - - 7 0% 6 - - - - - - - - - - - - - 0% Subtotal - 1 - - - - - - - 1 8 - 1 2 0 1% Total insurance companies $ 4 20 $ 255 $ 221 $ 220 $ 5 7 $ 156 $ 139 $ 1 38 $ 120 $ 110 $ 7 2 $ 3 43 $ 2,251 100% Total non-insurance 2 34 2 4 - - 1 01 - - - 5 - 2 3 1 9 4 06 Total $ 654 $ 2 79 $ 221 $ 2 20 $ 158 $ 156 $ 1 39 $ 138 $ 125 $ 1 10 $ 9 5 $ 362 $ 2,657 (a) If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest. (b) 87% of not rated securities are NAIC 1 and 11% are held by non-insurance companies. (c) Secured Financings are privately placed funding agreements secured by assets including Single Family Rental properties, Bank Loans, Bank Trust Preferreds, Commercial and Residential Mortgages. Page 25

Appendix F American Financial Group, Inc. Asset-Backed Securities by Credit Rating & NAIC Designation by Collateral Type 12/31/2021 ($ in millions) Fair Value By Collateral Type Single Triple Mortgage Commercial Secured Whole Family Net Consumer Servicer Credit Rating (a) Real Estate Financing (c) Auto Business TruPS Rental Railcar Lease Aircraft Loans Receivables Other Total % Total Investment Grade AAA $ 690 $ 25 $ 181 $ - $ - $ 128 $ - $ 89 $ - $ 33 $ 39 $ 145 $ 1,330 50% AA 8 67 20 40 1 67 23 - 25 9 46 - 15 4 20 16% A - 4 4 7 4 2 0 - 1 32 1 1 5 4 3 5 - 1 09 4 16 16% BBB - 1 - 1 59 - - - - 4 2 - 6 2 1 0 2 74 10% Subtotal 6 98 1 37 2 08 2 03 1 87 1 51 1 32 1 25 1 05 1 14 1 01 2 79 2,440 92% BB - 1 - - - - - - 3 - - - 4 0% B - 1 - - - - - - 8 - - - 9 0% CCC, CC, C - - - - - - - - - - - - - 0% D - - - - - - - - - - - - - 0% Subtotal - 2 - - - - - - 1 1 - - - 1 3 0% Not Rated (b) - 1 57 - - - - - - 3 - - 6 3 2 23 8% Total $ 698 $ 296 $ 2 08 $ 2 03 $ 187 $ 1 51 $ 1 32 $ 125 $ 119 $ 114 $ 1 01 $ 3 42 $ 2,676 100% Fair Value By Collateral Type Single Triple Mortgage Commercial Secured Whole Family Net Consumer Servicer NAIC designation Real Estate Financing (c) Auto Business TruPS Rental Railcar Lease Aircraft Loans Receivables Other Total % Total 1 $ 504 $ 267 $ 49 $ 44 $ 187 $ 151 $ 132 $ 125 $ 63 $ 106 $ 39 $ 268 $ 1,935 87% 2 - 1 - 1 59 - - - - 42 - 6 2 1 0 274 12% Subtotal 5 04 2 68 49 2 03 1 87 1 51 1 32 1 25 1 05 1 06 1 01 2 78 2,209 99% 3 - 1 - - - - - - 3 - - - 4 0% 4 - 1 - - - - - - 8 - - - 9 1% 5 - - - - - - - - 2 - - - 2 0% 6 - - - - - - - - - - - - - 0% Subtotal - 2 - - - - - - 1 3 - - - 1 5 1% Total insurance companies $ 504 $ 270 $ 4 9 $ 203 $ 1 87 $ 1 51 $ 132 $ 125 $ 1 18 $ 1 06 $ 1 01 $ 278 $ 2,224 100% Total non-insurance 1 94 2 6 1 59 - - - - - 1 8 - 6 4 4 52 Total $ 698 $ 296 $ 2 08 $ 2 03 $ 187 $ 1 51 $ 132 $ 125 $ 1 19 $ 114 $ 1 01 $ 342 $ 2,676 (a) If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest. (b) 87% of not rated securities are NAIC 1 and 12% are held by non-insurance companies. (c) Secured Financings are privately placed funding agreements secured by assets including Bank Loans, Single Family Rental properties, and other Commercial Loans and Leases. Page 26

Appendix G American Financial Group, Inc. Real Estate-Related Investments 3/31/2022 ($ in millions) Investments accounted for using equity method (Real Estate Funds/Investments) (a) % of Investment Type Book Value Book Value Occupancy (b) Collection Rate (c) Multi-family $ 1,046 88% 96% 98% Fund Investments 49 4% - - Student Housing 47 3% 93% 98% QOZ Fund - Development 19 2% - - Office 15 1% 81% 100% Land Development 11 1% - - Hospitality 8 1% - - Total $ 1,195 100% Real Estate % of Property Type Book Value Book Value Debt Resort & Marina $ 52 42% $ - Marina 38 31% - Hotel 21 17% - Office Building 11 8% - Land 2 2% - Total $ 124 100% $ - Mortgage Loans % of Loan To Property Type Book Value Book Value Value (d) Multifamily 581 74% 65% Hospitality 145 19% 54% Office 58 7% 73% Retail - 0% - Total $ 784 100% 64% Currently, no loans are receiving interest deferral through forbearance agreements. (a) Total investments accounted for using the equity method is $1.6 billion, the amounts presented in this table only relate to real estate funds/investments. (b) Occupancy as of 3/31/22 (c) Collections for January - March (d) Based on most recent property appraisals, the vast majority of which are prior to March 2020. Page 27

Appendix H American Financial Group, Inc. Real Estate-Related Investments 12/31/2021 ($ in millions) Investments accounted for using equity method (Real Estate Funds/Investments) (a) % of Investment Type Book Value Book Value Occupancy (b) Collection Rate (c) Multi-family $ 1 ,000 88% 96% 98% Fund Investments 43 4% - - Student Housing 30 3% 94% 98% Land - Development 19 2% - - QOZ Fund - Development 15 1% - - Office 15 1% 81% 100% Hospitality 8 1% - - Total $ 1 ,130 100% Real Estate % of Property Type Book Value Book Value Debt Marina $ 5 3 42% $ - Resort & Marina 38 31% - Hotel 21 17% - Office Building 11 8% - Land 2 2% - Total $ 1 25 100% $ - Mortgage Loans % of Loan To Property Type Book Value Book Value Value (d) Hospitality 316 61% 67% Multi-family 146 28% 54% Office 58 11% 73% Retail - 0% 0% Total $ 5 20 100% 64% Currently, no loans are receiving interest deferral through forbearance agreements. (a) Total investments accounted for using the equity method is $1.5 billion, the amounts presented in this table only relate to real estate funds/investments. (b) Occupancy as of 12/31/21 (c) Collections for October - December (d) Based on most recent property appraisals, the vast majority of which are prior to March 2020. Page 28